Exhibit 10.2
EXECUTION COPY
FOURTH AMENDMENT TO LOAN AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AGREEMENT is dated as of August 7, 2009 (this “Fourth Amendment”) and is among THE HILLMAN COMPANIES, INC., (“Holdings”), HILLMAN INVESTMENT COMPANY (“Intermediate Holdings”), THE HILLMAN GROUP, INC. (the “Borrower” and together with Holdings and Intermediate Holdings, collectively, the “Loan Agreement Parties”), AEA MEZZANINE FUND II LP (“AEA II LP”), AEA MEZZANINE FUND II LLC (“AEA II LLC”), AEA MEZZANINE (UNLEVERAGED) FUND LP (“AEA Unleveraged”; with AEA II LP, AEA II LLC and AEA Unleveraged hereinafter referred to, collectively, as the “AEA HOLDERS”), CONNECTICUT GENERAL LIFE INSURANCE COMPANY (“CGLIC”), LIFE INSURANCE COMPANY OF NORTH AMERICA (“LINA”; with CGLIC and LINA hereinafter referred to, collectively, as the “CIGNA HOLDERS”), DICK & BETSY DEVOS FOUNDATION (“DBDEVOS”), VANDERWEIDE FAMILY FOUNDATION (“VWFF”), DOUGLAS & MARIA DEVOS FOUNDATION (“DMDEVOS”), THE JERRY & MARCIA TUBERGEN FOUNDATION (“JMTF”; with DBDEVOS, VWFF, DMDEVOS and JMTF hereinafter referred to, collectively, as the “RDV HOLDERS”) and GE BUSINESS FINANCIAL SERVICES INC. (formerly known as Merrill Lynch Business Financial Services Inc.) (“GEBFS” and together with the AEA HOLDERS, the CIGNA HOLDERS and the RDV Holders and with their respective successors and assigns, the “Lenders” and each a “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement (as defined below), as amended hereby.
W I T N E S S E T H
WHEREAS, Loan Agreement Parties and Allied Capital Corporation (“Allied Capital”) entered into a Loan Agreement dated as of March 31, 2004 (the “Initial Loan Agreement”);
WHEREAS, the Loan Agreement Parties, Allied Capital and GEBFS (as assignee of Allied Capital pursuant to an assignment agreement dated as of April 12, 2004), entered into that certain Second Amendment to Loan Agreement dated as of July 21, 2006 (the “Second Amendment”) amending the Initial Loan Agreement;
WHEREAS, the Loan Agreement Parties and the Lenders, entered into that certain Consent, Agreement and Third Amendment to Loan Agreement and Amendment to Guaranty dated as of May 6, 2009 (the “Third Amendment”) further amending the Initial Loan Agreement (as so amended by the Second Amendment and the Third Amendment and as further amended or modified from time to time, the “Loan Agreement”); and
WHEREAS, the Loan Agreement Parties desire to make certain amendments to the Loan Agreement, including, but not limited to, extending the maturity of the Loans, and the Lenders have agreed to such amendments subject to the terms and conditions set forth herein.
NOW, THEREFORE in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
AMENDMENTS TO THE LOAN AGREEMENT
Section 1.01 The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Loan Agreement is hereby amended by (i) deleting the word “and” appearing after clause (O) thereof and inserting a comma in lieu thereof, (ii) inserting a comma after clause (P) thereof and (iii) inserting the following new clauses (Q) and (R) after clause (P) thereof:
“(Q) fees, costs and expenses related to the consummation of the Fourth Amendment and the transactions contemplated thereby (including, but not limited to, the amendment to the Senior Credit Agreement and each other Senior Finance Document contemplated thereby) incurred no later than one (1) month following the Fourth Amendment Effective Date, not to exceed $3,200,000 in the aggregate and (R) fees paid in connection with the funding of Term B-3 Loans (as defined in the Senior Credit Agreement) pursuant to any fee letter between the Borrower and Administrative Agent (as defined in the Senior Credit Agreement.”
Section 1.02 The definition of “Consolidated Scheduled Debt Payments” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
“Consolidated Scheduled Debt Payments” means, for any period, the sum of all scheduled payments of principal on the Subordinated Debentures and all other Consolidated Funded Debt (including, without limitation, the principal component of Capital Lease Obligations and Purchase Money Debt) paid or payable during such period, but excluding payments due on Revolving Loans and Swingline Loans (each under and as defined in the Senior Credit Agreement and as modified in accordance with the terms of the Senior Credit Agreement) during such period and Principal Amortization Payments (as defined in the Senior Credit Agreement as in effect on the Fourth Amendment Effective Date) on account of Term B-1 Loans (as defined in the Senior Credit Agreement) to the extent funded with the proceeds of Term B-3 Loans (as defined in the Senior Credit Agreement) in accordance with the terms of Section 2.01(d) of the Senior Credit Agreement); provided that Consolidated Scheduled Debt Payments for any period shall not include voluntary prepayments of Consolidated Funded Debt, mandatory prepayments of the Term B Loans (under and as defined in the Senior Credit Agreement and as modified in accordance with the terms of the Senior Credit Agreement) pursuant to Section 2.09(b) of the Senior Credit Agreement or other mandatory prepayments (other than by virtue of scheduled amortization (exclusive of Applicable Principal Amortization Payments (as defined in the Senior Credit Agreement as in effect on the Fourth Amendment Effective Date) to the extent funded with the proceeds of Term B-3 Loans (as defined in the Senior Credit Agreement) in accordance with the terms of Section 2.01(d) of the Senior Credit Agreement) of Consolidated Funded Debt (but Consolidated Scheduled Debt Payments for a period shall be adjusted to reflect the effect on scheduled payments of principal for such period of the application of any prepayments of Consolidated Funded Debt during or preceding such period); provided, however, that Consolidated Scheduled Debt Payments for any fiscal quarter shown on Schedule 1.01G hereto shall be deemed to equal the applicable amount set forth opposite such fiscal quarter on Schedule 1.01G.”
Section 1.03 The definition of “Maturity Date” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
“Maturity Date” means September 30, 2012.”
Section 1.04 The definition of “Permitted Business Acquisition” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

“Calendar Quarters Ended During	Ratio

Closing Date through 3/31/05	4.65 to 1.0

4/1/05 through 9/30/05	4.50 to 1.0

10/01/05 through 3/31/06	4.25 to 1.0

4/01/06 through 9/30/06	4.00 to 1.0

10/01/06 through 6/30/07	3.75 to 1.0

7/01/07 through 6/30/08	3.50 to 1.0

7/01/08 through 9/30/08	3.50 to 1.0

10/01/08 through 12/31/08	3.25 to 1.0

1/01/09 through 12/31/09	3.00 to 1.0

1/01/10 through 12/31/10	2.75 to 1.0

1/01/11 through 3/31/11	2.50 to 1.0

4/01/11 through 9/30/12	2.25 to 1.0”
Section 1.05 Section 1.01 of the Loan Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definition:
“Fourth Amendment” means that certain Fourth Amendment to this Agreement, dated as of August 7, 2009, among Holdings, Intermediate Holdings, the Borrower and the Lenders.

“Fourth Amendment Effective Date” has the meaning set forth in the Fourth Amendment.
Section 1.06 Section 1.03 of the Loan Agreement is hereby amended by inserting the following new sentence at the end thereof:
“Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election made under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Debt or other liabilities of any Credit Party or any of its Subsidiaries at “fair value”, as defined therein.”
Section 1.07 Section 6.01 of the Loan Agreement is hereby amended by (i) deleting the parenthetical “(which shall not be qualified or limited in any material respect)” appearing in clause (a) thereof and inserting the parenthetical “(which shall not be qualified or limited in any material respect; provided that a qualification or exception may be included in any audit report for any period ending within the twelve (12) month period preceding the Maturity Date or the latest Term B Maturity Date (as defined in the Senior Credit Agreement as in effect on the Fourth Amendment Effective Date) to the extent such qualification is made solely as a result of the Loans or such Term B Loan (as defined in the Senior Credit Agreement as in effect on the Fourth Amendment Effective Date), as applicable, being reported as short term indebtedness)” in lieu thereof, and (ii) inserting the parenthetical “(or within 60 days after the end of the fiscal quarter ended June 30, 2009)” immediately following the words “the first three fiscal quarters in each fiscal year of the Borrower” appearing in clause (b) thereof.“
Section 1.08 Section 7.08(d) of the Loan Agreement is hereby amended by deleting the date “3/31/11” appearing in the table set forth in clause (i) thereof and inserting the date “9/30/12” in lieu thereof.
Section 1.09 Section 7.14 of the Loan Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

“Period	Amount
2004	$17,250,000

2005	$17,250,000

2006	$17,250,000

2007	$18,400,000

2008	$18,400,000

2009	$19,550,000

“Period	Amount
2010	$19,550,000
2011	$20,700,000
2012	$20,700,000”
Section 1.10 Section 7.17(a) of the Loan Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

“Calendar Quarters Ended During	Ratio

Closing Date through 3/31/05	5.64 to 1.0

4/1/05 through 9/30/05	5.46 to 1.0

10/01/05 through 3/31/06	5.18 to 1.0

4/01/06 through 9/30/06	5.14 to 1.0

10/01/06 through 6/30/07	4.85 to 1.0

7/01/07 through 6/30/08	4.56 to 1.0

7/01/08 through 9/30/08	4.31 to 1.0

10/01/08 through 12/31/08	4.06 to 1.0

1/01/09 through 12/31/09	3.70 to 1.0

1/01/10 through 12/31/10	3.38 to 1.0

1/01/11 through 3/31/11	3.09 to 1.0

4/01/11 through 9/30/12	2.84 to 1.0”
Section 1.11 Section 9.16 of the Loan Agreement is hereby amended by deleting clauses (a) and (b) appearing therein and inserting the following new clauses (a) and (b) in lieu thereof:
“(a) Each of the Credit Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court of the State of New York in New York County, or of the United States for the Southern District of New York, in any action or proceeding arising out of or relating to this Agreement or the other Subordinated Debentures Documents, or for recognition of enforcement of any judgment and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdiction by suit on the judgment or in any other manner provided by applicable Law. Nothing in this Agreement shall affect any right that the Lenders may otherwise have to bring any action or proceeding relating to this Agreement or any other Subordinated Debentures Document against such Credit Party or their properties in the courts of any jurisdiction.
(b) Each of the Credit Parties hereby irrevocable and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Subordinated Debentures Documents in any court of the State of New York in New York County, or of the United States for the Southern District of New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.”
ARTICLE II.
CONDITIONS TO EFFECTIVENESS
Section 2.01 Conditions to Effectiveness of this Fourth Amendment. This Fourth Amendment, and the amendments contained herein, shall become effective as of the date hereof on the date (the “Fourth Amendment Effective Date”) when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Lenders or waived by the Lenders:
(a) Execution and Delivery of this Fourth Amendment. The Loan Agreement Parties and each Lender shall have executed and delivered a counterpart of this Fourth Amendment.
(b) Closing Agenda Documents, etc. The Lenders shall have received each of the documents, agreements, instruments and other deliveries set forth in the closing agenda attached hereto as Exhibit C, in each case, duly executed and delivered, as applicable, and in form and substance reasonably satisfactory to the Lenders.
(c) Representations and Warranties. The representations contained in Section 3 of this Fourth Amendment shall be true, complete and correct.
(d) Revolving Outstandings. After giving effect to this Fourth Amendment and the payment of all fees, costs and expenses in connection herewith, (i) there shall not be more than $6,000,000 in Revolving Outstandings (as defined in the Senior Credit Agreement) outstanding and (ii) the lesser of the Revolving Committed Amount (as defined in the Senior Credit Agreement) and $20,000,000 shall exceed aggregate Revolving Outstandings (as defined in the Senior Credit Agreement) by at least $14,000,000.

(e) Consolidated EBITDA. The Lenders shall have received reasonably satisfactory evidence (including reasonably satisfactory supporting schedules and other data) that pro-forma Consolidated EBITDA of Holdings and its subsidiaries for the trailing twelve (12) months ended as of June 30, 2009, including such adjustments as are reasonably acceptable to the Lenders, shall not be less than $77,000,000.
(f) Material Adverse Effect. There shall not, as reasonably determined by the Lenders, have occurred any change, development or event that has or would reasonably be expected to have a material adverse effect on the operations, business, properties, prospects or condition (financial or otherwise) of the Credit Parties and their Subsidiaries taken as a whole.
(g) Senior Credit Agreement Amendment. The Lenders shall have received a fully-executed copy of the amendment to the Senior Credit Agreement and each other Senior Finance Document executed in connection therewith, in each case, in form and substance reasonably satisfactory to the Lenders.
(h) Litigation. There shall be no order or injunction or pending litigation in which there is a reasonable possibility of a decision which would have a material adverse affect on any Credit Party or any of its Subsidiaries and no pending litigation seeking to enjoin or prevent the transactions contemplated hereby.
(i) Default or Event of Default. No Default or Event of Default shall have occurred and be continuing.
(j) Acknowledgement. The Lenders shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Guarantors who are (or who are required by the Loan Agreement to be) Credit Parties.
(k) Allonge. The Borrower shall have executed and delivered to each Lender an allonge with respect to each Debenture, in each case substantially in the form attached hereto as Exhibit B.
(l) Fees and Expense. The Loan Agreement Parties shall have paid all fees, including, without limitation, the Amendment Fee (as defined below), and all reasonable out-of-pocket costs and expenses incurred by the Lenders in connection with this Amendment and the other documents executed in connection therewith, including, without limitation, all reasonable attorneys’ fees.
(m) Other. The Lenders shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Lenders.
Section 2.02 Effects of this Fourth Amendment.
(a) On the Fourth Amendment Effective Date, the Loan Agreement will be automatically amended to reflect the amendments thereto provided for in this Fourth Amendment. On and after the Fourth Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Loan Agreement, as amended by this Fourth Amendment. Once the Fourth Amendment Effective Date has occurred, all references to the Loan Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Loan Agreement as amended by this Fourth Amendment. Promptly after the Fourth Amendment Effective Date occurs, the Lenders shall notify the Borrowers and the Lenders of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
(b) Other than as specifically provided herein, this Fourth Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Lender under the Loan Agreement or any other Subordinated Debentures Document or of any other term or condition of the Loan Agreement or any other Subordinated Debentures Document, nor shall the entering into of this Fourth Amendment preclude any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Fourth Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Loan Agreement and the other Subordinated Debentures Documents, as amended or supplemented to date (including by means of this Fourth Amendment).
(c) The amendments to the interest provisions of the Subordinated Debentures effectuated pursuant to the allonges executed and delivered pursuant to Section 2.01 (k) of this Fourth Amendment shall take effect immediately upon the occurrence of the Fourth Amendment Effective Date.
Section 2.03 Amendment Fee. The Borrower shall pay to each Lender which has executed a counterpart hereof an amendment fee equal to 0.25% of the aggregate principal amount of such Lender’s Loans outstanding on the Fourth Amendment Effective Date (the “Amendment Fee”).
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties. In order to induce the Lenders to consent to the amendments contained herein and to enter into this Fourth Amendment, each of Holdings, Intermediate Holdings and the Borrower represents and warrants as set forth below:
(a) This Fourth Amendment constitutes the legal, valid and binding obligation of each of Holdings, Intermediate Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(b) The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 2.01(j) of this Fourth Amendment constitute all of the Persons who (together with Holdings, Intermediate Holdings and the Borrower) are or are required under the terms of the Subordinated Debentures Documents to be Credit Parties.
(c) The written statements and information contained in this Fourth Amendment and the other documents, certificates and statements furnished to the Lenders on or prior to the Fourth Amendment Effective Date by or on behalf of any Credit Party for use in connection with the transactions contemplated by this Fourth Amendment, taken as a whole, do not, as of the Fourth Amendment Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading.
(d) Each Loan Agreement Party hereby represents and warrants to each Lender that, as of the Fourth Amendment Effective Date, the representations and warranties set forth in the Loan Agreement, as amended by this Fourth Amendment, are true, correct and complete in all material respects, except for such representations and/or warranties that expressly relate to an earlier date (in which event such representations and/or warranties are true, correct and complete in all material respect as of such earlier date).
ARTICLE IV.
MISCELLANEOUS
Section 4.01 Headings. The various headings of this Fourth Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Fourth Amendment or any provisions hereof.
Section 4.02 Execution in Counterparts. This Fourth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile or other electronic transmission shall be effective as an original.
Section 4.03 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 4.04 Governing Law; Entire Agreement. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Fourth Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.
Section 4.05 Subordinated Debentures Document Pursuant to Loan Agreement. This Fourth Amendment is a Subordinated Debentures Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement (and, following the date hereof, the Loan Agreement, as amended hereby).
Section 4.06 Further Assurance. Each of the Loan Agreement Parties hereby agrees from time to time, as and when requested by any Lender, to, and cause its Subsidiaries to, execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as any Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Fourth Amendment, the Loan Agreement and the other Subordinated Debentures Documents.
Section 4.07 Submission to Jurisdiction. Any legal action or proceeding with respect to this Fourth Amendment, the Loan Agreement or any other Subordinated Debentures Document may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York and, by execution and delivery of this Fourth Amendment, each Loan Agreement Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditional, the nonexclusive jurisdiction of such courts. Each Loan Agreement Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum. Each party to this Fourth Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Loan Agreement. Nothing in this Fourth Amendment will affect the right of any party to this Fourth Amendment to serve process in any other manner permitted by applicable Law.
Section 4.08 Severability. Any provision of this Fourth Amendment to which any Loan Agreement Party is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 4.09 Continued Effectiveness; No Novation. Anything contained herein to the contrary notwithstanding, neither this Fourth Amendment nor any of the Subordinated Debentures Documents executed in connection herewith is intended to or shall serve to effect a novation of the Obligations under the Loan Agreement and the other Subordinated Debentures Documents. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the Loan Agreement, as amended hereby, and the notes, if any, provided for therein. Each Loan Agreement Party acknowledges and confirms that it has no defense, set off, claim or counterclaim against the Lenders with regard to the indebtedness, liabilities and obligations created under the Loan Agreement and the other Subordinated Debentures Documents and that the term “Obligations” as used in the Subordinated Debentures Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Loan Agreement Parties and/or the other Credit Parties to the Lenders) includes, without limitation, the indebtedness, liabilities and obligations of the Loan Agreement Parties and the other Credit Parties under the Loan Agreement and the other Subordinated Debentures Documents, in each case, as amended by, or in connection with, this Fourth Amendment, as each of the foregoing further may be amended, modified, supplemented and/or restated from time to time. The Subordinated Debentures Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Fourth Amendment.
Section 4.10 Release of Claims. In consideration of the agreements contained in this Fourth Amendment, each Loan Agreement Party hereby irrevocably releases and forever discharge the Lenders and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Agreement Party ever had or now has against any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Lender or any other Released Person relating to the Loan Agreement or any other Subordinated Debentures Document on or prior to the date hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE BORROWER	THE HILLMAN GROUP, INC.

By:
Name:
Title:

HOLDINGS	THE HILLMAN COMPANIES, INC.

By:
Name:
Title:

INTERMEDIATE HOLDINGS	HILLMAN INVESTMENT COMPANY

By:

Name:
Title:

LENDERS	AEA MEZZANINE (UNLEVERAGED) FUND LP

By: AEA MEZZANINE PARTNERS LP, its general
partner

By: AEA MEZZANINE MANAGEMENT GP LLC,
its general partner

By:
Name: Joseph D. Carrabino, Jr.
Title: President

AEA MEZZANINE FUND II LP

By: AEA MEZZANINE PARTNERS II LP,
its general partner

By: AEA MEZZANINE MANAGEMENT II GP
LLC, its general partner

By:
Name: Joseph D. Carrabino, Jr.
Title: Managing Member

AEA MEZZANINE FUND II LLC

By: AEA MEZZANINE PARTNERS II LP,
its managing member

By: AEA MEZZANINE MANAGEMENT II
GP LLC, its general partner

By:
Name: Joseph D. Carrabino, Jr.
Title: Managing Member
[Signature Page to Fourth Amendment to Loan Agreement]

DICK & BETSY DEVOS FOUNDATION

By:
Name: Robert H. Schierbeek
Title: Treasurer

VANDERWEIDE FAMILY FOUNDATION

By:
Name: Robert H. Schierbeek
Title: Treasurer

DOUGLAS & MARIA DEVOS FOUNDATION

By:
Name: Robert H. Schierbeek
Title: Treasurer

THE JERRY & MARCIA TUBERGEN FOUNDATION

By:
Name: Robert H. Schierbeek
Title: Treasurer
[Signature Page to Fourth Amendment to Loan Agreement]

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc., as agent

By:
Name:
Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: CIGNA Investments, Inc., as agent

By:
Name:
Title:
[Signature Page to Fourth Amendment to Loan Agreement]

GE BUSINESS FINANCIAL SERVICES INC.
(formerly known as Merrill Lynch Business Financial Services Inc.)

By:
Name:
Title:
[Signature Page to Fourth Amendment to Loan Agreement]

Exhibit A
ACKNOWLEDGEMENT AND AGREEMENT
Each Credit Party (such term and all other capitalized terms used but not otherwise defined herein shall have the respective meaning provided such terms in the Amendment referred to below) listed below hereby acknowledges that it has reviewed the Fourth Amendment to the Loan Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the “Amendment”) and hereby consents to the execution, delivery and performance thereof by the Loan Agreement Parties. Each such Credit Party hereby confirms its obligation under each Subordinated Debentures Document (as defined in the Loan Agreement) to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Loan Agreement or any other Subordinated Debentures Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Subordinated Debentures Document impairs the validity or effectiveness of any Subordinated Debentures Document to which it is a party or by which it is otherwise bound. Under the foregoing circumstances, the rights of the Lenders and the ability of the Lenders to enforce the provisions of the Subordinated Debentures Documents, have not been adversely affected in any material respect by the modification of the Loan Agreement, the modification of any other Subordinated Debentures Document effected pursuant to the Amendment or the execution, delivery, performance or effectiveness of the Amendment.
In consideration of the agreements contained in the Amendment, each Credit Party listed below hereby irrevocably releases and forever discharge the Lenders and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Lender or any other Released Person relating to the Loan Agreement or any other Subordinated Debentures Document on or prior to the date hereof.
THIS ACKNOWLEDGEMENT AND AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
[Signature Pages Follow]

IN WITNESS WHEREOF, each Credit Party has executed this Acknowledgement and Agreement as of the day of the Amendment.

GUARANTORS:	THE HILLMAN COMPANIES, INC.

By:
Name:
Title:

HILLMAN INVESTMENT COMPANY

By:
Name:
Title:

SUNSUB C INC.

By:
Name:
Title:

ALL POINTS INDUSTRIES, INC.

By:
Name:
Title:
[Signature Page to Acknowledgment and Agreement]

Exhibit B
ALLONGE TO SENIOR SUBORDINATED DEBENTURE
THIS ALLONGE TO SENIOR SUBORDINATED DEBENTURE (this “Allonge”) is made and entered into this [_____] day of August, 2009 to be attached to, and be a part of, that certain Senior Subordinated Debenture (the “Debenture”), dated [July 21, 2006][May 6, 2009], in the original principal amount of $[_____], made by THE HILLMAN GROUP, INC., a Delaware corporation (the “Borrower”), payable to the order of [_____] (the “Holder”). Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Loan Agreement (as defined in the Debenture).
1. Section 2(i) of the Debenture is hereby amended by deleting the percentage “10%” appearing therein and inserting the percentage “12.5%” in lieu thereof.
All other terms and conditions of the Debenture shall, except as herein corrected, remain in full force and effect and all rights, duties, obligations, and responsibilities of the parties shall be governed and determined by the Debenture as the same has been corrected by this Allonge. Each reference in the Debenture to “this Debenture,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Debenture or in any other Subordinated Debentures Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Debenture as amended, restated, modified or supplemented.

IN WITNESS WHEREOF the undersigned has executed and delivered this Allonge as of the date first above written.

THE HILLMAN GROUP, INC.,
a Delaware Corporation

By:
Name:
Title:
ACCEPTED AND AGREED TO:
[                                        ]

By:
Name: [_____]
Title: [_____]
[Signature Page — Allonge to Senior Subordinated Debenture]

Exhibit C
Closing Agenda
See attached.

AEA MEZZANINE FUND II LLC
CLOSING CHECKLIST
The Hillman Group, Inc.
FOURTH AMENDMENT TO LOAN AGREEMENT
August 7, 2009

PARTIES TO THE TRANSACTION

AGENT:	GE BUSINESS FINANCIAL SERVICES INC.

500 West Monroe Street

Chicago, Illinois 60661

David Mahon Telephone No.: 312.697.3959 Facsimile No.: 312.697.3998 email: david.mahon@geantares.com

Brian Polomsky Telephone No.: .312.463.2341 Facsimile No.: 312.697.3998 email: brian.polomsky@ge.com

Kristine Jurczyk Telephone No.: 312.441.6796 Facsimile No.: 773.305.1886 email: kristine.jurczyk@ge.com

Andrea Schomburg Telephone No.: 312.441.6864 Facsimile No.: 312.697.3998 email: andrea.schomburg@ge.com

Steve Roth Counsel — Global Sponsor Finance

Telephone No.: 312.441.7003 Facsimile No.: 312.441.6876 email: steve.roth@ge.com

AGENT’S COUNSEL:	KATTEN MUCHIN ROSENMAN LLP

525 West Monroe Street

Chicago, Illinois 60661

Stuart P. Shulruff

Telephone No.: 312.902.5694 Facsimile No.: 312.577.4784 email: stuart.shulruff@kattenlaw.com

John Krol

Telephone No.: 312.902.5659

Facsimile No.: 312.577.4784

email: john.krol@kattenlaw.com

Seth M. Aigner

Telephone No.: 312.902.5572

Facsimile No.: 312.577.4496

email: seth.aigner@kattenlaw.com

John Huang

Telephone No.: 312.902.5333

Facsimile No.: 312.577.8927

email: john.huang@kattenlaw.com

Carole Dobbins

Paralegal

Telephone No.: 312.577.8416

Facsimile No.: 312.577.4688

Email: carole.dobbins@kattenlaw.com

BORROWER:	THE HILLMAN GROUP, INC. 10590 Hamilton Avenue Cincinnati, OH 45231

James Waters Facsimile No.: 513.595.8297

BORROWER’S AND EQUITY SPONSOR’S COUNSEL:	KIRKLAND & ELLIS LLP

300 North LaSalle Street

Chicago, IL 60654

Louis R. Hernandez

Telephone No.: 312.862.2029 Facsimile No: 312.862.2200 email: louis.hernandez@kirkland.com

Kimberly Edsenga Telephone No.: 312.862.2034 Facsimile No: 312.862.2200 email: kimberly.edsenga@kirkland.com

EQUITY SPONSOR	CODE HENNESSY & SIMMONS

10 South Wacker Drive, Suite 3175

Chicago, IL 60606

Andrew W. Code

Telephone No.: 312._____

email: ACode@chsonline.com

David S. Spinola
Telephone No.: 312.876.9411

email: DSpinola@chsonline.com

SUBORDINATED LENDER	AEA MEZZANINE FUND II LLC

One Stamford Plaza, 12th Floor 263 Tresser Boulevard Stamford, CT 06901

Jim Villa

Telephone No.: 203.564.2673

Facsimile No.: 203.564.2661

SUBORDINATED LENDER’S COUNSEL:	MORRISON COHEN LLP

909 Third Avenue

New York, NY 10022

Steven N. Rockoff Telephone No.: 212.735.8796 Facsimile No.: 917.522.3196 email: srockoff@morrisoncohen.com

DEFINED TERMS:

AEA	AEA Mezzanine Fund II LP, AEA Mezzanine Fund II LLC and AEA Mezzanine (Unleveraged) Fund LP

All Points	All Points Industries, Inc., a Florida corporation

Borrower	The Hillman Group, Inc., a Delaware corporation

CIGNA	Connecticut General Life Insurance Company and Life Insurance Company of North America

Credit Parties	Borrower, Holdings, Intermediate Holdings and Subsidiary Guarantors

GEBFS	General Electric Business Financial Services Inc. (formerly known as Merrill Lynch Business Financial Services Inc.), a Delaware corporation

Holdings	The Hillman Companies, Inc., a Delaware corporation

Intermediate Holdings	Hillman Investment Company, a Delaware corporation

RDV	Dick & Betsy DeVos Foundation, VanderWeide Family Foundation, Douglas & Maria DeVos Foundation and The Jerry and Marcia Tubergen Foundation

Subordinated Lenders	AEA, CIGNA, RDV and GEBFS

Subsidiary Guarantors	All Points and SunSub

SunSub	SubSub C, Inc., a Delaware corporation

PRINCIPAL LOAN DOCUMENTS
1.	Fourth Amendment to Loan Agreement among Credit Parties, AEA, CIGNA, RDV and GEBFS

2.	Allonge to Senior Subordinated Debentures:
a.	AEA Mezzanine Fund II LP

b.	AEA Mezzanine Found II LLC

c.	AEA Mezzanine (Unleveraged) Fund LP

d.	Connecticut General Life Insurance Company

e.	Life Insurance Company of North America

f.	Dick & Betsy DeVos Foundation

g.	VanderWeide Family Foundation

h.	Douglas & Maria DeVos Foundation

i.	The Jerry and Marcia Tubergen Foundation
3.	Acknowledgement and Agreement

4.	Amendment to and Reaffirmation of Subordination Agreement
ANCILLARY DOCUMENTS
5.	Officer’s Closing Certificate

6.	Solvency Certificate

7.	Financial Statements, including pro forma balance sheet and projections
ORGANIZATIONAL DOCUMENTS
8.	Secretary’s Certificate of Borrower, with incumbency

Exhibit A	Certificate of Incorporation certified by the Secretary of State of Delaware

Exhibit B	Bylaws

Exhibit C	Resolutions

Exhibit D	Certificate of good standing — Delaware
9. Secretary’s Certificate of Holdings, with incumbency

Exhibit A	Certificate of Incorporation certified by the Secretary of State of Delaware

Exhibit B	Bylaws

Exhibit C	Resolutions

Exhibit D	Certificates of good standing — Delaware
10. Secretary’s Certificate of Intermediate Holdings, with incumbency

Exhibit A	Certificate of Incorporation certified by the Secretary of State of Delaware

Exhibit B	Bylaws

Exhibit C	Resolutions

Exhibit D	Certificates of good standing — Delaware
11. Secretary’s Certificate of the Subsidiary Guarantors, with incumbency

Exhibit A	Certificates of Incorporation certified by the Secretary of State of Delaware or Florida, as applicable

Exhibit B	Bylaws

Exhibit C	Resolutions

Exhibit D	Certificates of good standing — Delaware or Florida, as applicable
LEGAL OPINION

12.	Opinion of law issued by Kirkland & Ellis LLP, in its capacity as counsel to the Credit Parties under the Financing Documents.